Exhibit 32.2

CERTIFICATION OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AAA Public Adjusting Group, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Kevin Monahan, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2009	/s/ Kevin Monahan
Chief Financial Officer and Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to AAA Public Adjusting Group, Inc and will be retained by AAA Public Adjusting Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.